UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 19, 2003

CAL-MAINE FOODS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-04892	64-0500378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3320 Woodrow Wilson Avenue, Jackson, MS	39207
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code:   (601) 948-6813

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits. The following exhibit is furnished herewith:

99.1	Press Release issued by the Registrant on December 19, 2003.

Item 12.	Results of Operations and Financial Condition

        On December 19, 2003, the Registrant issued a press release announcing its financial results for the quarter ended November 29, 2003. A copy of the Registrant’s press release is attached as Exhibit 99.1 to this Current Report.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAL-MAINE FOODS, INC.
(Registrant)
Date: December 20, 2003	By:	/s/ Charles F. Collins
Charles F. Collins Vice President and Controller